UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005 (May 19, 2005)

INTERACTIVE DATA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20311	13-3668779

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 Crosby Drive, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 19, 2005, Interactive Data Corporation, a Delaware corporation (the “Company”), issued a press release announcing the preliminary results from its annual meeting of stockholders held on May 19, 2005 and providing information about the Company’s new director, Olivier Fleurot. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release of Interactive Data Corporation, dated May 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: May 25, 2005	By:	/s/ Steven G. Crane
	Name:	Steven G. Crane
	Title:	Executive Vice President and Chief Financial Officer